UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2018

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2018, United Parcel Service, Inc. held its annual meeting of shareowners. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934 and are described in detail in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on Schedule 14A. The following matters were submitted to a vote of the shareowners.

Election of Directors:

Votes regarding the election of 13 directors for a term expiring in 2019 were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
David P. Abney	1,539,065,656	99,738,621	37,226,685	123,756,588
Rodney C. Adkins	1,499,422,563	136,157,025	40,451,374	123,756,588
Michael J. Burns	1,577,590,412	58,181,600	40,258,950	123,756,588
William R. Johnson	1,532,288,181	101,947,088	41,795,693	123,756,588
Candace Kendle	1,578,931,558	59,244,970	37,854,434	123,756,588
Ann M. Livermore	1,555,872,058	79,476,699	40,682,235	123,756,588
Rudy H.P. Markham	1,580,948,941	55,562,626	39,519,395	123,756,588
Franck J. Moison	1,573,570,138	60,207,040	42,253,784	123,756,588
Clark T. Randt Jr.	1,558,372,129	76,260,020	41,398,813	123,756,588
Christiana Smith Shi	1,578,135,551	57,071,168	40,824,243	123,756,588
John T. Stankey	1,572,925,766	60,814,290	42,290,906	123,756,588
Carol B. Tomé	1,570,778,052	67,777,708	37,475,202	123,756,588
Kevin M. Warsh	1,573,279,782	61,500,933	41,250,247	123,756,588

Under our Bylaws, each of the directors was elected, having received more votes “for” than “against.”
Ratification of 2018 Omnibus Incentive Compensation Plan
Votes on a proposal to approve the 2018 Omnibus Incentive Compensation Plan including the reservation of 26,000,000 shares available for issuance thereunder were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
1,490,480,613	120,697,687	64,852,662	123,756,588
The proposal passed.
Ratification of Accountants:
Votes regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018 were as follows:

FOR	AGAINST	ABSTAIN
1,732,887,446	51,169,094	15,731,010
The proposal passed.

Shareowner Proposals:
Votes on a shareowner proposal to prepare an annual report on lobbying activities were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
315,706,788	1,299,432,500	60,891,674	123,756,588
The proposal did not pass.

Votes on a shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
464,908,312	1,162,623,664	48,498,986	123,756,588

The proposal did not pass.
Votes on a shareowner proposal to integrate sustainability metrics into executive compensation were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
213,782,590	1,391,280,194	70,968,178	123,756,588

The proposal did not pass.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	May 14, 2018	By:	/S/ NORMAN M. BROTHERS, JR.
Norman M. Brothers, Jr.
Senior Vice President, General Counsel and Corporate Secretary